EXHIBIT 10(a)





                    AMENDMENT TO 21st CENTURY INSURANCE GROUP

                             RESTRICTED SHARES PLAN


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                               FIRST AMENDMENT TO

                             20TH CENTURY INDUSTRIES

                             RESTRICTED SHARES PLAN


     The 20th Century Industries Restricted Shares Plan (the "Plan") which was approved by the shareholders of 20th Century Industries on May 25, 1982 is hereby amended as follows:

     1.     Section  4  of  the  Plan  is  amended  to  read  as  follows:

     "Section  4.  Shares  Available.

     The Board of Directors shall reserve for issuance or transfer to employees pursuant to the Plan an aggregate of not to exceed 250,000 of the shares of the Company without par value in addition the shares previously authorized prior to May 26, 1987. The shares shall be reserved out of (i) treasury shares, or (ii) authorized but unissued shares, or (iii) out of shares purchased on the market or from private sales from existing shareholders. In the event that any shares are forfeited to the Company pursuant to an employee's Restricted Shares Agreement, the number of shares forfeited shall thereafter be available for reissuance pursuant to the Plan."

     2.     Section  12  is  added  to  the  Plan  to  read  as  follows:

     "Section  12.  Shareholder  Approval  to  First  Amendment.

     The First Amendment to 20th Century Industries Restricted Shares Plan shall not become effective and no shares shall be granted pursuant to such amendment until it is approved by the affirmative votes of the holders of a majority of the outstanding shares of the Company present, or represented, and entitled to vote at a meeting of shareholders to be held on May 26, 1987."

     The foregoing First Amendment to 20th Century Industries Restricted Shares Plan was adopted by the shareholders of 20th Century Industries at their Annual Meeting held on May 26, 1987.



                                       /s/  A.  Kobayashi
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                                       A.  Kobayashi,  Secretary


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